Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                     10/15/97
Collection Period                                                     9/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,660,623.81

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $306,569.12

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,354,054.69

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.50

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.63

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.87

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $24,263.48

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $24,263.48

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,017,884.03

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,950,871.98

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $58,232,361.12

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $55,878,306.43

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9595748

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $114,037.36

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,882.16

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.35

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $21,030.02

           (b)      Distributions (to) from Collection Account                                              ($475.75)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $108.76

           (d)      Ending Payahead Account Balance                                                       $20,663.03

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,381,745.96
                           Spread Account Balance                                                      $6,257,501.16

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $429,589.92

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $15,448.62

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $881,771.44

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                184
                           Aggregate Gross Amount                                                      $2,174,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                226
                           Aggregate Gross Amount                                                      $2,878,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.74%

           (b)      Average Delinquency Ratio                                                                  8.87%

           (c)      Cumulative Default Ratio                                                                  11.17%

           (d)      Cumulative Net Loss Ratio                                                                  7.20%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,659,842.57
     Lock Box NSF Items:                                                                                  (46,983.69)
     Transfers from (to) Payahead Account:                                                                    475.75
     Collection Account Interest                                                                            9,844.54
     Payahead Account Interest                                                                                108.76
     Total Collection Proceeds:                                                                         2,623,287.93
     For Distribution Date:                                                                                 10/15/97
     For Determination Date:                                                                                 10/8/97
     For Collection Period:                                                                                     9/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 58,232,361.12
                                  Principal portion of payments collected (non-prepayments)                               948,991.03
                                  Prepayments in full allocable to principal                                              549,430.00
                           Collections allocable to principal                                           1,498,421.03
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     97,759.84
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,596,180.87

                    Realized Losses                                                                       881,771.44
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    55,754,408.81

           Interest
                           Collections allocable to interest                                            1,001,880.95
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       25,226.11
                                                                                                  -------------------
                    Total Interest                                                                      1,027,107.06

     Certificate Information
           Beginning of Period Class A Principal Balance                                               55,320,743.07
           Beginning of Period Class B Principal Balance                                                2,911,618.05

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,827,911.24
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,983.42
           Aggregate Payahead Balance                                                                      20,554.27
           Aggregate Payahead Balance for preceding Distribution Date                                      21,030.02
           Interest Earned on Payahead Balances                                                               108.76
           Scheduled Payments due in Collection Period                                                  2,017,884.03
           Scheduled Payments collected in Collection Period                                            1,950,871.98
           Aggregate Amount of Realized Losses for preceding Distribution Date                            881,771.44

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              184     2,174,000.00
           60+ days delinquent                                                                                  226     2,878,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,052,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         588,040.14
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                          10.19%
           Delinquency Ratio for third preceding Determination Date                                            8.67%

           Cumulative Defaults for preceding Determination Date                                         9,338,887.00

           Cumulative Net Losses for preceding Determination Date                                       5,545,521.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,500,301.98
                           Liquidation Proceeds                                                            97,759.84
                           Recoveries                                                                      25,226.11
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,623,287.93

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      948,991.03
                           Prepayments in full allocable to principal                                     549,430.00
                           Principal Balance of Liquidated Receivables                                    979,531.28
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,477,952.31

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,477,952.31
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,354,054.69
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,354,054.69

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          55,320,743.07
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 306,569.12

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,477,952.31
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                123,897.62

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,911,618.05
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         24,263.48

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,623,287.93
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,660,623.81
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                24,263.48
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                123,897.62
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     727.90
                    Standby Servicer distributions                                                          3,882.16
                    Servicer distributions                                                                114,037.36
                    Collateral Agent distributions                                                            727.90
                    Reimbursement Obligations                                                              15,448.62
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     3,882.16      2,623,287.93         3,882.16   2,623,287.93
         Servicing Fee (2.0%)                                           97,053.94      2,619,405.77        97,053.94           0.00
         Additional Servicing Fee Amounts                               16,983.42      2,522,351.83        16,983.42           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00      2,505,368.41             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00      2,505,368.41             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00      2,505,368.41             0.00
(iii)    Trustee Fee                                                       727.90      2,505,368.41           727.90
         Trustee's out-of-pocket expenses                                    0.00      2,504,640.51             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00      2,504,640.51             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00      2,504,640.51             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              727.90      2,504,640.51           727.90
         Collateral Agent Expenses                                           0.00      2,503,912.61             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00      2,503,912.61             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00      2,503,912.61             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                       306,569.12      2,503,912.61       306,569.12
          Current Month
         Prior Month(s) Class A Carryover Shortfall                          0.00      2,197,343.49             0.00
         Class A Interest Carryover Shortfall                                0.00      2,197,343.49             0.00
         Interest on Interest Carryover from                                 0.00      2,197,343.49             0.00
          Prior Months
         Current Month Class A Interest Carryover                            0.00      2,197,343.49             0.00
          Shortfall
         Class A Interest Distributable Amount                         306,569.12      2,197,343.49       306,569.12
(viii)(A)Class B Coupon Interest - Unadjusted                           24,263.48      1,890,774.37        24,263.48
         Class B Interest Carryover Shortfall -                              0.00      1,866,510.89             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                  0.00      1,866,510.89             0.00
          Previous Month(s)
         Interest on Interest Carryover from                                 0.00      1,866,510.89             0.00
          Prior Months
         Current Month Class B Interest Shortfall                            0.00      1,866,510.89             0.00
         Adjusted Class B Interest Distributable Amount                 24,263.48      1,866,510.89        24,263.48
(v)(B)   Class A Principal Distributable Amount -                    2,354,054.69      1,842,247.41     1,842,247.41     269,233.24
          Current Month
         Class A Principal Carryover Shortfall -                             0.00              0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                    (180,974.68)             0.00      (180,974.68)
         Withdrawl from Spread Account to Cover Shortfall              180,974.68
         Class A Principal Distribution Amount                       2,354,054.69        180,974.68       180,974.68           0.00
(vi)     Certificate Insurer Premium                                    15,448.62              0.00             0.00
         Certificate Insurer Premium Supplement                              0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00              0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00              0.00             0.00
     (B) Class B Principal Distributable Amount -                      123,897.62              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                             0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                    (123,897.62)             0.00      (123,897.62)
         Adjusted Class B Principal Distributable Amount                     0.00        123,897.62             0.00
     (C) Excess Interest Amount for Deposit in Spread Account         (196,423.30)       123,897.62      (196,423.30)
                                                                                         320,320.92       320,320.92

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               55,320,743.07
                    Class A Principal Distributions                                                     2,354,054.69
           Class A End of Period Principal Balance                                                     52,966,688.38

           Class B Beginning of Period Principal Balance                                                2,911,618.05
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,911,618.05
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,911,618.05

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,623,287.93
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   425,944.44
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,197,343.49

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,197,343.49
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                24,263.48
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,173,080.01

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,173,080.01
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,354,054.69
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               180,974.68
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     15,448.62
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (15,448.62)
           Withdrawl from Spread Account to Cover Deficiency                                               15,448.62
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                  123,897.62
     (iii) Prior month(s) carryover shortfalls                                                                 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                         YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)              (123,897.62)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                             (123,897.62)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,052,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,052,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   65,276,495.48
                    Delinquency Ratio                                                                          7.74%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.74%
                           Delinquency Ratio for second preceding Determination Date                          10.19%
                           Delinquency Ratio for third preceding Determination Date                            8.67%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.87%           8.87%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,338,887.00
                                  Current Period Defaulted Receivables                                    588,040.14
                                                                                                  -------------------
                                  Total                                                                 9,926,927.14

                                  Cumulative Defaulted Receivables                                      9,926,927.14
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  11.17%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         979,531.28

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (122,985.95)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  856,545.33
                                  Cumulative Previous Net Losses                                        5,545,521.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,402,066.33
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  7.20%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     39.42
           Weighted Average Annual Percentage Rate                                                            20.42%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       5,587,830.64
                           15% of Outstanding Certificate Balance                                                       8,381,745.96
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,381,745.96

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             55,878,306.43
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               8,381,745.96
           Beginning of Period Spread Account Balance                                                   5,827,911.24
           Spread Account Deposit (Withdrawal) from Current Distributions                                (196,423.30)
           Transfer (to) from Cross-Collateralized Spread Accounts                                        601,143.52
           Required addition to/(eligible withdrawal from) Spread Account                               2,149,114.50
           Earnings on Spread Account Balance                                                              24,869.70
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,257,501.16


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                     10/15/97
Collection Period                                                     9/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,692,442.32

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $367,436.23

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,325,006.09

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $30.76

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.20

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $26.56

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $154,984.84

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $32,616.10

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $122,368.74

           (j)      Scheduled Payments due in such Collection Period                                   $2,243,026.58

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,089,574.87

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $69,273,129.74

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $66,940,112.81

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9663215

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $132,168.03

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,618.21

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.51

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $19,682.31

           (b)      Distributions (to) from Collection Account                                             $5,530.76
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $102.12

           (d)      Ending Payahead Account Balance                                                       $25,315.19

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,694,011.28
                           Spread Account Balance                                                      $6,694,011.28

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($246,218.69)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $18,516.30

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $710,676.15

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                237
                           Aggregate Gross Amount                                                      $3,033,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                231
                           Aggregate Gross Amount                                                      $3,028,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.61%

           (b)      Average Delinquency Ratio                                                                  8.27%

           (c)      Cumulative Default Ratio                                                                   8.62%

           (d)      Cumulative Net Loss Ratio                                                                  4.35%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,936,684.12
     Lock Box NSF Items:                                                                                  (51,751.13)
     Transfers from (to) Payahead Account:                                                                 (5,530.76)
     Collection Account Interest                                                                           10,599.26
     Payahead Account Interest                                                                                102.12
     Total Collection Proceeds:                                                                         2,890,103.61
     For Distribution Date:                                                                                 10/15/97
     For Determination Date:                                                                                 10/8/97
     For Collection Period:                                                                                     9/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 69,273,129.74
                                  Principal portion of payments collected (non-prepayments)                               984,204.13
                                  Prepayments in full allocable to principal                                              575,423.00
                           Collections allocable to principal                                           1,559,627.13
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    177,071.55
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,736,698.68

                    Realized Losses                                                                       710,676.15
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    66,825,754.91

           Interest
                           Collections allocable to interest                                            1,105,370.74
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       48,034.19
                                                                                                  -------------------
                    Total Interest                                                                      1,153,404.93

     Certificate Information
           Beginning of Period Class A Principal Balance                                               65,809,473.24
           Beginning of Period Class B Principal Balance                                                3,463,656.49

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,940,229.97
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,712.81
           Aggregate Payahead Balance                                                                      25,213.07
           Aggregate Payahead Balance for preceding Distribution Date                                      19,682.31
           Interest Earned on Payahead Balances                                                               102.12
           Scheduled Payments due in Collection Period                                                  2,243,026.58
           Scheduled Payments collected in Collection Period                                            2,089,574.87
           Aggregate Amount of Realized Losses for preceding Distribution Date                            710,676.15

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              237     3,033,000.00
           60+ days delinquent                                                                                  231     3,028,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,061,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         891,340.82
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           9.14%
           Delinquency Ratio for third preceding Determination Date                                            8.05%

           Cumulative Defaults for preceding Determination Date                                         7,050,358.00

           Cumulative Net Losses for preceding Determination Date                                       3,348,484.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,664,997.87
                           Liquidation Proceeds                                                           177,071.55
                           Recoveries                                                                      48,034.19
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,890,103.61

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      984,204.13
                           Prepayments in full allocable to principal                                     575,423.00
                           Principal Balance of Liquidated Receivables                                    887,747.70
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,447,374.83

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,447,374.83
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,325,006.09
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,325,006.09

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          65,809,473.24
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 367,436.23

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,447,374.83
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                122,368.74

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,463,656.49
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         32,616.10

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,890,103.61
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,692,442.32
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                32,616.10
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                122,368.74
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     865.91
                    Standby Servicer distributions                                                          4,618.21
                    Servicer distributions                                                                132,168.03
                    Collateral Agent distributions                                                            865.91
                    Reimbursement Obligations                                                              18,516.30
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                       Use          Source         act distributed     Source
                                                                       ---          ------         ---------------     ------

(i)      Standby Fee                                                4,618.21              0.00             0.00         122,368.74
         Servicing Fee (2.0%)                                     115,455.22              0.00             0.00               0.00
         Additional Servicing Fee Amounts                          16,712.81              0.00             0.00               0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior                                  0.00              0.00             0.00
          Collection Periods
         Unpaid Servicing Fee from prior                                0.00              0.00             0.00
          Collection Periods
(ii)     Transition Expenses to Standby Servicer                        0.00              0.00             0.00
(iii)    Trustee Fee                                                  865.91              0.00             0.00
         Trustee's out-of-pocket expenses                               0.00              0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods               0.00              0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from                   0.00              0.00             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                         865.91              0.00             0.00
         Collateral Agent Expenses                                      0.00              0.00             0.00
         Unpaid Collateral Agent  Fee from prior                        0.00              0.00             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from                          0.00              0.00             0.00
          prior Collection Periods
(v)(A)   Class A Interest Distributable Amount -                  367,436.23              0.00             0.00
          Current Month
         Prior Month(s) Class A Carryover Shortfall                     0.00              0.00             0.00
         Class A Interest Carryover Shortfall                           0.00              0.00             0.00
         Interest on Interest Carryover from Prior Months               0.00              0.00             0.00
         Current Month Class A Interest Carryover Shortfall             0.00              0.00             0.00
         Class A Interest Distributable Amount                    367,436.23              0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                      32,616.10              0.00             0.00
         Class B Interest Carryover Shortfall -                         0.00              0.00             0.00       122,368.74
          Previous Month(s)
         Interest on B Interest Shortfall -                             0.00              0.00             0.00       122,368.74
          Previous Month(s)
         Interest on Interest Carryover from                            0.00              0.00             0.00
          Prior Months
         Current Month Class B Interest Shortfall                       0.00              0.00             0.00
         Adjusted Class B Interest Distributable Amount            32,616.10              0.00             0.00
(v)(B)   Class A Principal Distributable Amount -               2,325,006.09              0.00             0.00
          Current Month
         Class A Principal Carryover Shortfall -                        0.00              0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                      0.00              0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall               0.00
         Class A Principal Distribution Amount                  2,325,006.09              0.00             0.00
(vi)     Certificate Insurer Premium                               18,516.30              0.00             0.00
         Certificate Insurer Premium Supplement                         0.00              0.00             0.00
         Other Reimbursement Obligations to                             0.00              0.00             0.00
          Certificate Insurer
(vii)    Transition Expenses to successor Servicer                      0.00              0.00             0.00
     (B) Class B Principal Distributable Amount -                 122,368.74              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                        0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall               (114,357.91)             0.00      (114,357.91)
         Adjusted Class B Principal Distributable Amount            8,010.83        114,357.91         8,010.83
     (C) Excess Interest Amount for Deposit in Spread                   0.00        106,347.08             0.00
          Account                                                                   106,347.08       106,347.08

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               65,809,473.24
                    Class A Principal Distributions                                                     2,325,006.09
           Class A End of Period Principal Balance                                                     63,484,467.15

           Class B Beginning of Period Principal Balance                                                3,463,656.49
                    Class B Principal Distributable Amount                                                  8,010.83
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,455,645.66
                    Withdrawl from Spread Account to Cover B Shortfalls                                   114,357.91
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,341,287.75

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,890,103.61
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   505,954.29
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,384,149.32

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,384,149.32
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                32,616.10
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,351,533.22

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,351,533.22
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,325,006.09
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          26,527.13

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     26,527.13
     (vi)  Certificate Insurer Premium                                                                     18,516.30
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                       8,010.83

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       8,010.83
     (ii) Amounts  payable  pursuant to Section 4.6(c) (vi) and (x)                                      122,368.74
     (iii) Prior month(s) carryover shortfalls                                                                 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                         YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)              (114,357.91)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                    (114,357.91)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                   (0.00)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,061,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,061,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   79,643,762.67
                    Delinquency Ratio                                                                          7.61%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.61%
                           Delinquency Ratio for second preceding Determination Date                           9.14%
                           Delinquency Ratio for third preceding Determination Date                            8.05%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.27%           8.27%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 7,050,358.00
                                  Current Period Defaulted Receivables                                    891,340.82
                                                                                                  -------------------
                                  Total                                                                 7,941,698.82

                                  Cumulative Defaulted Receivables                                      7,941,698.82
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   8.62%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         887,747.70

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (225,105.74)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  662,641.96
                                  Cumulative Previous Net Losses                                        3,348,484.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,011,125.96
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  4.35%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     43.44
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,694,011.28
                           15% of Outstanding Certificate Balance                                                      10,041,016.92
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,694,011.28

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             66,940,112.81
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               6,694,011.28
           Beginning of Period Spread Account Balance                                                   6,940,229.97
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                       (161,434.28)
           Required addition to/(eligible withdrawal from) Spread Account                                 (84,784.41)
           Earnings on Spread Account Balance                                                              29,573.50
           Amount of Spread Account deposit (withdrawal)                                                 (114,357.91)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            114,357.91
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,694,011.28


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                   10/15/97
Collection Period                                                   9/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,634,025.88

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $391,453.96

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,242,571.92

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.86

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.44

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.42

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $151,223.56

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $33,193.46

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $118,030.10

           (j)      Scheduled Payments due in such Collection Period                                   $2,427,209.18

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,343,570.21

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $78,487,009.68

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $76,126,407.66

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9699237

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $148,772.58

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,232.47

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.69

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $25,250.92

           (b)      Distributions (to) from Collection Account                                             $2,418.23
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $126.98

           (d)      Ending Payahead Account Balance                                                       $27,796.13

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,612,640.77
                           Spread Account Balance                                                      $7,612,640.77

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($236,060.20)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $21,093.36

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $752,791.70

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                236
                           Aggregate Gross Amount                                                      $3,256,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                273
                           Aggregate Gross Amount                                                      $3,899,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.85%

           (b)      Average Delinquency Ratio                                                                  8.42%

           (c)      Cumulative Default Ratio                                                                   5.63%

           (d)      Cumulative Net Loss Ratio                                                                  2.42%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,063,589.56
     Lock Box NSF Items:                                                                                  (58,693.60)
     Transfers from (to) Payahead Account:                                                                 (2,418.23)
     Collection Account Interest                                                                           10,466.09
     Payahead Account Interest                                                                                126.98
     Total Collection Proceeds:                                                                         3,013,070.80
     For Distribution Date:                                                                                 10/15/97
     For Determination Date:                                                                                 10/8/97
     For Collection Period:                                                                                     9/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 78,487,009.68
                                  Principal portion of payments collected (non-prepayments)                               952,696.71
                                  Prepayments in full allocable to principal                                              537,120.00
                           Collections allocable to principal                                           1,489,816.71
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    117,993.61
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,607,810.32

                    Realized Losses                                                                       752,791.70
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    76,126,407.66

           Interest
                           Collections allocable to interest                                            1,390,873.50
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       14,386.98
                                                                                                  -------------------
                    Total Interest                                                                      1,405,260.48

     Certificate Information
           Beginning of Period Class A Principal Balance                                               74,562,659.19
           Beginning of Period Class B Principal Balance                                                3,924,350.49

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,848,700.97
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,960.90
           Aggregate Payahead Balance                                                                      27,669.15
           Aggregate Payahead Balance for preceding Distribution Date                                      25,250.92
           Interest Earned on Payahead Balances                                                               126.98
           Scheduled Payments due in Collection Period                                                  2,427,209.18
           Scheduled Payments collected in Collection Period                                            2,343,570.21
           Aggregate Amount of Realized Losses for preceding Distribution Date                            752,791.70

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              236     3,256,000.00
           60+ days delinquent                                                                                  273     3,899,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,155,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                       1,057,444.06
                    Receivables   during  the  related  Collection
                    Period.

           Delinquency Ratio for second preceding Determination Date                                           9.05%
           Delinquency Ratio for third preceding Determination Date                                            8.37%

           Cumulative Defaults for preceding Determination Date                                         4,167,822.00

           Cumulative Net Losses for preceding Determination Date                                       1,508,777.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,880,690.21
                           Liquidation Proceeds                                                           117,993.61
                           Recoveries                                                                      14,386.98
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,013,070.80

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      952,696.71
                           Prepayments in full allocable to principal                                     537,120.00
                           Principal Balance of Liquidated Receivables                                    870,785.31
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,360,602.02

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,360,602.02
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,242,571.92
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,242,571.92

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          74,562,659.19
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 391,453.96

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,360,602.02
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                118,030.10

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,924,350.49
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         33,193.46

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,013,070.80
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,634,025.88
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                33,193.46
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                118,030.10
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     981.09
                    Standby Servicer distributions                                                          5,232.47
                    Servicer distributions                                                                148,772.58
                    Collateral Agent distributions                                                            981.09
                    Reimbursement Obligations                                                              21,093.36
                                                                                                  -------------------
                                                                                                           50,760.77

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                              Use          Source         act distributed    Source
                                                                              ---          ------         ---------------    ------

(i)      Standby Fee                                                         5,232.47     3,013,070.80       5,232.47   3,013,070.80
         Servicing Fee (2.0%)                                              130,811.68     3,007,838.33     130,811.68           0.00
         Additional Servicing Fee Amounts                                   17,960.90     2,877,026.65      17,960.90           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00     2,859,065.75           0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00     2,859,065.75           0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00     2,859,065.75           0.00
(iii)    Trustee Fee                                                           981.09     2,859,065.75         981.09
         Trustee's out-of-pocket expenses                                        0.00     2,858,084.66           0.00
         Unpaid Trustee Fee from prior Collection Periods                        0.00     2,858,084.66           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                      0.00     2,858,084.66           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                  981.09     2,858,084.66         981.09
         Collateral Agent Expenses                                               0.00     2,857,103.57           0.00
         Unpaid Collateral Agent  Fee from prior                                 0.00     2,857,103.57           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                             0.00     2,857,103.57           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                           391,453.96     2,857,103.57     391,453.96
          Current Month
         Prior Month(s) Class A Carryover Shortfall                              0.00     2,465,649.61           0.00
         Class A Interest Carryover Shortfall                                    0.00     2,465,649.61           0.00
         Interest on Interest Carryover from Prior Months                        0.00     2,465,649.61           0.00
         Current Month Class A Interest Carryover Shortfall                      0.00     2,465,649.61           0.00
         Class A Interest Distributable Amount                             391,453.96     2,465,649.61     391,453.96
(viii)(A)Class B Coupon Interest - Unadjusted                               33,193.46     2,074,195.65      33,193.46
         Class B Interest Carryover Shortfall -                                  0.00     2,041,002.19           0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                      0.00     2,041,002.19           0.00
          Previous Month(s)
         Interest on Interest Carryover from                                     0.00     2,041,002.19           0.00
          Prior Months
         Current Month Class B Interest Shortfall                                0.00     2,041,002.19           0.00
         Adjusted Class B Interest Distributable                            33,193.46     2,041,002.19      33,193.46
          Amount
(v)(B)   Class A Principal Distributable Amount -                        2,242,571.92     2,007,808.73   2,007,808.73     770,498.88
          Current Month
         Class A Principal Carryover Shortfall -                                 0.00             0.00           0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                               0.00             0.00           0.00
         Withdrawl from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount                           2,242,571.92             0.00           0.00           0.00
(vi)     Certificate Insurer Premium                                        21,093.36             0.00           0.00
         Certificate Insurer Premium Supplement                                  0.00             0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                  0.00             0.00           0.00
(vii)    Transition Expenses to successor Servicer                               0.00             0.00           0.00
     (B) Class B Principal Distributable Amount -                          118,030.10             0.00           0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                                 0.00             0.00           0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                               0.00             0.00           0.00
         Adjusted Class B Principal Distributable Amount                   118,030.10             0.00           0.00
     (C) Excess Interest Amount for Deposit in Spread Account               50,760.77             0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               74,562,659.19
                    Class A Principal Distributions                                                     2,242,571.92
           Class A End of Period Principal Balance                                                     72,320,087.27

           Class B Beginning of Period Principal Balance                                                3,924,350.49
                    Class B Principal Distributable Amount                                                118,030.10
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,806,320.39
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,806,320.39

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,013,070.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   547,421.19
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,465,649.61

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,465,649.61
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                33,193.46
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,432,456.15

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,432,456.15
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B               2,242,571.92
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                        189,884.23

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    189,884.23
     (vi)  Certificate Insurer Premium                                                                     21,093.36
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     168,790.87

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      168,790.87
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         118,030.10
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 50,760.77
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               50,760.77
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,155,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 7,155,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   91,202,164.00
                    Delinquency Ratio                                                                          7.85%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.85%
                           Delinquency Ratio for second preceding Determination Date                           9.05%
                           Delinquency Ratio for third preceding Determination Date                            8.37%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.42%           8.42%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 4,167,822.00
                                  Current Period Defaulted Receivables                                  1,057,444.06
                                                                                                  -------------------
                                  Total                                                                 5,225,266.06

                                  Cumulative Defaulted Receivables                                      5,225,266.06
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   5.63%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         870,785.31

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (132,380.59)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  738,404.72
                                  Cumulative Previous Net Losses                                        1,508,777.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,247,181.72
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  2.42%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     46.68
           Weighted Average Annual Percentage Rate                                                            20.55%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,612,640.77
                           15% of Outstanding Certificate Balance                                                      11,418,961.15
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,612,640.77

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             76,126,407.66
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               7,612,640.77
           Beginning of Period Spread Account Balance                                                   7,848,700.97
           Spread Account Deposit (Withdrawal) from Current Distributions                                  50,760.77
           Transfer (to) from Cross-Collateralized Spread Accounts                                       (320,114.56)
           Required addition to/(eligible withdrawal from) Spread Account                                  33,293.59
           Earnings on Spread Account Balance                                                              33,293.60
           Amount of Spread Account deposit (withdrawal)                                                       (0.01)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                              (0.01)
           Ending Spread Account Balance                                                                7,612,640.77


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                   10/15/97
Collection Period                                                   9/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,207,558.62

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $482,966.25

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,724,592.37

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $22.71

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.97

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $17.74

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $136,018.21

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $45,250.19

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $90,768.02

           (j)      Scheduled Payments due in such Collection Period                                   $2,799,499.41

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,635,431.39

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $93,139,333.08

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $91,323,972.69

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9805092

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $172,639.18

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,209.29

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.78

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                      $21,857.90

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $25,577.12

           (b)      Distributions (to) from Collection Account                                              ($880.78)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $338.75

           (d)      Ending Payahead Account Balance                                                       $25,035.09

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,132,397.27
                           Spread Account Balance                                                      $8,798,042.45

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $673,492.62

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $25,304.35

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $225,628.68

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                270
                           Aggregate Gross Amount                                                      $3,697,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                380
                           Aggregate Gross Amount                                                      $5,431,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.38%

           (b)      Average Delinquency Ratio                                                                  7.79%

           (c)      Cumulative Default Ratio                                                                   3.08%

           (d)      Cumulative Net Loss Ratio                                                                  0.53%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,255,544.00
     Lock Box NSF Items:                                                                                  (77,418.47)
     Transfers from (to) Payahead Account:                                                                    880.78
     Collection Account Interest                                                                           11,489.74
     Payahead Account Interest                                                                                338.75
     Total Collection Proceeds:                                                                         3,190,834.80
     For Distribution Date:                                                                                 10/15/97
     For Determination Date:                                                                                 10/8/97
     For Collection Period:                                                                                     9/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 93,139,333.08
                                  Principal portion of payments collected (non-prepayments)                             1,042,303.98
                                  Prepayments in full allocable to principal                                              422,954.00
                           Collections allocable to principal                                           1,465,257.98
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    102,615.83
                           Purchase Amounts allocable to principal                                         21,857.90
                                                                                                  -------------------
                    Total Principal                                                                     1,589,731.71

                    Realized Losses                                                                       225,628.68
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    91,323,972.69

           Interest
                           Collections allocable to interest                                            1,593,127.41
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        7,975.68
                                                                                                  -------------------
                    Total Interest                                                                      1,601,103.09

     Certificate Information
           Beginning of Period Class A Principal Balance                                               88,482,366.43
           Beginning of Period Class B Principal Balance                                                4,656,966.65

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,124,549.83
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,406.96
           Aggregate Payahead Balance                                                                      24,696.34
           Aggregate Payahead Balance for preceding Distribution Date                                      25,577.12
           Interest Earned on Payahead Balances                                                               338.75
           Scheduled Payments due in Collection Period                                                  2,799,499.41
           Scheduled Payments collected in Collection Period                                            2,635,431.39
           Aggregate Amount of Realized Losses for preceding Distribution Date                            225,628.68

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              270     3,697,000.00
           60+ days delinquent                                                                                  380     5,431,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  1        21,857.90

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       9,128,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          21,857.90
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         946,031.31
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.35%
           Delinquency Ratio for third preceding Determination Date                                            6.63%

           Cumulative Defaults for preceding Determination Date                                         2,203,785.00

           Cumulative Net Losses for preceding Determination Date                                         321,491.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,058,385.39
                           Liquidation Proceeds                                                           102,615.83
                           Recoveries                                                                       7,975.68
                           Purchase Amounts                                                                21,857.90
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,190,834.80

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,042,303.98
                           Prepayments in full allocable to principal                                     422,954.00
                           Principal Balance of Liquidated Receivables                                    328,244.51
                           Purchase Amounts allocable to principal                                         21,857.90
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,815,360.39

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,815,360.39
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,724,592.37
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,724,592.37

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          88,482,366.43
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 482,966.25

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,815,360.39
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 90,768.02

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,656,966.65
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         45,250.19

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,190,834.80
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,207,558.62
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                45,250.19
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 90,768.02
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,164.24
                    Standby Servicer distributions                                                          6,209.29
                    Servicer distributions                                                                172,639.18
                    Collateral Agent distributions                                                          1,164.24
                    Reimbursement Obligations                                                              25,304.35
                                                                                                  -------------------
                                                                                                          640,776.67

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00
Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

 (i)      Standby Fee                                                  6,209.29     3,190,834.80         6,209.29   3,190,834.80
          Servicing Fee (2.0%)                                       155,232.22     3,184,625.51       155,232.22           0.00
          Additional Servicing Fee Amounts                            17,406.96     3,029,393.29        17,406.96           0.00
           (late fees,prepayment charges, etc.)
          Unpaid Standby Fee from prior Collection Periods                 0.00     3,011,986.33             0.00
          Unpaid Servicing Fee from prior Collection Periods               0.00     3,011,986.33             0.00
 (ii)     Transition Expenses to Standby Servicer                          0.00     3,011,986.33             0.00
 (iii)    Trustee Fee                                                  1,164.24     3,011,986.33         1,164.24
          Trustee's out-of-pocket expenses                                 0.00     3,010,822.09             0.00
          Unpaid Trustee Fee from prior Collection Periods                 0.00     3,010,822.09             0.00
          Unpaid Trustee's out-of-pocket expenses from prior               0.00     3,010,822.09             0.00
           Collection Periods
 (iv)     Collateral Agent Fee                                         1,164.24     3,010,822.09         1,164.24
          Collateral Agent Expenses                                        0.00     3,009,657.85             0.00
          Unpaid Collateral Agent  Fee from prior                          0.00     3,009,657.85             0.00
           Collection Periods
          Unpaid Collateral Agent Expenses from prior                      0.00     3,009,657.85             0.00
           Collection Periods
 (v)(A)   Class A Interest Distributable Amount -                    482,966.25     3,009,657.85       482,966.25
           Current Month
          Prior Month(s) Class A Carryover Shortfall                       0.00     2,526,691.60             0.00
          Class A Interest Carryover Shortfall                             0.00     2,526,691.60             0.00
          Interest on Interest Carryover from Prior Months                 0.00     2,526,691.60             0.00
          Current Month Class A Interest Carryover Shortfall               0.00     2,526,691.60             0.00
          Class A Interest Distributable Amount                      482,966.25     2,526,691.60       482,966.25
 (viii)(A)Class B Coupon Interest - Unadjusted                        45,250.19     2,043,725.35        45,250.19
          Class B Interest Carryover Shortfall - Previous                  0.00     1,998,475.16             0.00
           Month(s)
          Interest on B Interest Shortfall - Previous                      0.00     1,998,475.16             0.00
           Month(s)
          Interest on Interest Carryover from Prior                        0.00     1,998,475.16             0.00
           Months
          Current Month Class B Interest Shortfall                         0.00     1,998,475.16             0.00
          Adjusted Class B Interest Distributable Amount              45,250.19     1,998,475.16        45,250.19
 (v)(B)   Class A Principal Distributable Amount -                 1,724,592.37     1,953,224.97     1,724,592.37   1,466,242.43
           Current Month
          Class A Principal Carryover Shortfall -                          0.00       228,632.60             0.00
           Previous Month(s)
          Current Month Class A Principal Shortfall                        0.00       228,632.60             0.00
          Withdrawl from Spread Account to Cover Shortfall                 0.00
          Class A Principal Distribution Amount                    1,724,592.37       228,632.60       228,632.60           0.00
 (vi)     Certificate Insurer Premium                                 25,304.35             0.00             0.00
          Certificate Insurer Premium Supplement                           0.00             0.00             0.00
          Other Reimbursement Obligations to Certificate Insurer           0.00             0.00             0.00
 (vii)    Transition Expenses to successor Servicer                        0.00             0.00             0.00
      (B) Class B Principal Distributable Amount -                    90,768.02             0.00             0.00
           Current Month Unadjusted
          Class B Principal Carryover Shortfall -                          0.00             0.00             0.00
           Previous Month(s)
          Current Month Class B Principal Shortfall                        0.00             0.00             0.00
          Adjusted Class B Principal Distributable Amount             90,768.02             0.00             0.00
      (C) Excess Interest Amount for Deposit in Spread Account       640,776.67             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               88,482,366.43
                    Class A Principal Distributions                                                     1,724,592.37
           Class A End of Period Principal Balance                                                     86,757,774.06

           Class B Beginning of Period Principal Balance                                                4,656,966.65
                    Class B Principal Distributable Amount                                                 90,768.02
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,566,198.63
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,566,198.63

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,190,834.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   664,143.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,526,691.60

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,526,691.60
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                45,250.19
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,481,441.41

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,481,441.41
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,724,592.37
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         756,849.04

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    756,849.04
     (vi)  Certificate Insurer Premium                                                                     25,304.35
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           731,544.69

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     731,544.69
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         90,768.02
     (iii) Prior month(s) carryover shortfalls                                                                 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)               640,776.67
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                           0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                             640,776.67
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              9,128,000.00
                                  Purchased receivables more than 30 days delinquent                       21,857.90
                                                                                                  -------------------
                                  Total                                                                 9,149,857.90

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  109,183,861.91
                    Delinquency Ratio                                                                          8.38%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.38%
                           Delinquency Ratio for second preceding Determination Date                           8.35%
                           Delinquency Ratio for third preceding Determination Date                            6.63%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.79%           7.79%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 2,203,785.00
                                  Current Period Defaulted Receivables                                    946,031.31
                                                                                                  -------------------
                                  Total                                                                 3,149,816.31

                                  Cumulative Defaulted Receivables                                      3,149,816.31
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   3.08%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         328,244.51

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (110,591.51)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  217,653.00
                                  Cumulative Previous Net Losses                                          321,491.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   539,144.00
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.53%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     49.37
           Weighted Average Annual Percentage Rate                                                            20.58%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,132,397.27
                           15% of Outstanding Certificate Balance                                                      13,698,595.90
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,132,397.27

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             91,323,972.69
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,132,397.27
           Beginning of Period Spread Account Balance                                                   8,124,549.83
           Spread Account Deposit (Withdrawal) from Current Distributions                                 640,776.67
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 367,070.77
           Earnings on Spread Account Balance                                                              32,715.95
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                8,798,042.45


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                 10/15/97
Collection Period                                                 9/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,301,703.67

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $601,495.98

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,700,207.69

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $20.30

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.30

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $14.99

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $143,945.36

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $54,460.74

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $89,484.62

           (j)      Scheduled Payments due in such Collection Period                                   $3,332,413.47

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,386,108.62

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $114,253,292.90

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $112,463,600.59

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9843357

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $210,006.06

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,616.89

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.85

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  6
                           Aggregate Purchase Amount                                                      $71,341.65

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $22,790.66

           (b)      Distributions (to) from Collection Account                                            $10,709.14
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $128.36

           (d)      Ending Payahead Account Balance                                                       $33,628.16

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,121,724.05
                           Spread Account Balance                                                      $8,560,327.57

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                              $1,184,065.98

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $31,161.79

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                     $31,527.02

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                321
                           Aggregate Gross Amount                                                      $4,559,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                302
                           Aggregate Gross Amount                                                      $4,203,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.65%

           (b)      Average Delinquency Ratio                                                                  5.40%

           (c)      Cumulative Default Ratio                                                                   0.81%

           (d)      Cumulative Net Loss Ratio                                                                  0.03%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,940,988.24
     Lock Box NSF Items:                                                                                  (91,104.91)
     Transfers from (to) Payahead Account:                                                                (10,709.14)
     Collection Account Interest                                                                           13,020.97
     Payahead Account Interest                                                                                128.36
     Total Collection Proceeds:                                                                         3,852,323.52
     For Distribution Date:                                                                                 10/15/97
     For Determination Date:                                                                                 10/8/97
     For Collection Period:                                                                                     9/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                114,253,292.90
                                  Principal portion of payments collected (non-prepayments)                             1,291,950.39
                                  Prepayments in full allocable to principal                                              371,839.00
                           Collections allocable to principal                                           1,663,789.39
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     23,034.25
                           Purchase Amounts allocable to principal                                         71,341.65
                                                                                                  -------------------
                    Total Principal                                                                     1,758,165.29

                    Realized Losses                                                                        31,527.02
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   112,463,600.59

           Interest
                           Collections allocable to interest                                            2,094,158.23
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      2,094,158.23

     Certificate Information
           Beginning of Period Class A Principal Balance                                              108,540,628.26
           Beginning of Period Class B Principal Balance                                                5,712,664.64

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,376,261.59
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,583.91
           Aggregate Payahead Balance                                                                      33,499.80
           Aggregate Payahead Balance for preceding Distribution Date                                      22,790.66
           Interest Earned on Payahead Balances                                                               128.36
           Scheduled Payments due in Collection Period                                                  3,332,413.47
           Scheduled Payments collected in Collection Period                                            3,386,108.62
           Aggregate Amount of Realized Losses for preceding Distribution Date                             31,527.02

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              321     4,559,000.00
           60+ days delinquent                                                                                  302     4,203,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  6        71,341.65

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       8,762,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          71,341.65
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         532,732.35
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           5.79%
           Delinquency Ratio for third preceding Determination Date                                            3.77%

           Cumulative Defaults for preceding Determination Date                                           429,629.00

           Cumulative Net Losses for preceding Determination Date                                           1,397.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,757,947.62
                           Liquidation Proceeds                                                            23,034.25
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                71,341.65
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,852,323.52

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,291,950.39
                           Prepayments in full allocable to principal                                     371,839.00
                           Principal Balance of Liquidated Receivables                                     54,561.27
                           Purchase Amounts allocable to principal                                         71,341.65
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,789,692.31

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,789,692.31
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,700,207.69
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,700,207.69

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         108,540,628.26
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 601,495.98

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,789,692.31
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 89,484.62

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,712,664.64
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         54,460.74

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,852,323.52
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,301,703.67
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                54,460.74
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 89,484.62
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,428.17
                    Standby Servicer distributions                                                          7,616.89
                    Servicer distributions                                                                210,006.06
                    Collateral Agent distributions                                                          1,428.17
                    Reimbursement Obligations                                                              31,161.79
                                                                                                  -------------------
                                                                                                        1,155,033.41

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                               Use          Source       act distributed     Source
                                                                               ---          ------       ---------------     ------

(i)      Standby Fee                                                         7,616.89    3,852,323.52       7,616.89   3,852,323.52
         Servicing Fee (2.0%)                                              190,422.15    3,844,706.63     190,422.15           0.00
         Additional Servicing Fee Amounts                                   19,583.91    3,654,284.48      19,583.91           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00    3,634,700.57           0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00    3,634,700.57           0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00    3,634,700.57           0.00
(iii)    Trustee Fee                                                         1,428.17    3,634,700.57       1,428.17
         Trustee's out-of-pocket expenses                                        0.00    3,633,272.40           0.00
         Unpaid Trustee Fee from prior Collection Periods                        0.00    3,633,272.40           0.00
         Unpaid Trustee's out-of-pocket expenses from                            0.00    3,633,272.40           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                1,428.17    3,633,272.40       1,428.17
         Collateral Agent Expenses                                               0.00    3,631,844.23           0.00
         Unpaid Collateral Agent  Fee from prior                                 0.00    3,631,844.23           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                             0.00    3,631,844.23           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month             601,495.98    3,631,844.23     601,495.98
         Prior Month(s) Class A Carryover Shortfall                              0.00    3,030,348.25           0.00
         Class A Interest Carryover Shortfall                                    0.00    3,030,348.25           0.00
         Interest on Interest Carryover from Prior Months                        0.00    3,030,348.25           0.00
         Current Month Class A Interest Carryover Shortfall                      0.00    3,030,348.25           0.00
         Class A Interest Distributable Amount                             601,495.98    3,030,348.25     601,495.98
(viii)(A)Class B Coupon Interest - Unadjusted                               54,460.74    2,428,852.27      54,460.74
         Class B Interest Carryover Shortfall -                                  0.00    2,374,391.53           0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                      0.00    2,374,391.53           0.00
          Previous Month(s)
         Interest on Interest Carryover from                                     0.00    2,374,391.53           0.00
          Prior Months
         Current Month Class B Interest Shortfall                                0.00    2,374,391.53           0.00
         Adjusted Class B Interest Distributable Amount                     54,460.74    2,374,391.53      54,460.74
(v)(B)   Class A Principal Distributable Amount -                        1,700,207.69    2,319,930.79   1,700,207.69   2,152,115.83
          Current Month
         Class A Principal Carryover Shortfall -                                 0.00      619,723.10           0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                               0.00      619,723.10           0.00
         Withdrawl from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount                           1,700,207.69      619,723.10     619,723.10     451,908.13
(vi)     Certificate Insurer Premium                                        31,161.79            0.00           0.00
         Certificate Insurer Premium Supplement                                  0.00            0.00           0.00
         Other Reimbursement Obligations to Certificate                          0.00            0.00           0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                               0.00            0.00           0.00
     (B) Class B Principal Distributable Amount - Current                   89,484.62            0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall -                                 0.00            0.00           0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                               0.00            0.00           0.00
         Adjusted Class B Principal Distributable Amount                    89,484.62            0.00           0.00
     (C) Excess Interest (Shortage) Amount for Deposit                   1,155,033.41            0.00           0.00
          to (withdrawl from) Spread Account                                                     0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              108,540,628.26
                    Class A Principal Distributions                                                     1,700,207.69
           Class A End of Period Principal Balance                                                    106,840,420.57

           Class B Beginning of Period Principal Balance                                                5,712,664.64
                    Class B Principal Distributable Amount                                                 89,484.62
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,623,180.02
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,623,180.02

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,852,323.52
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   821,975.27
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,030,348.25

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,030,348.25
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                54,460.74
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,975,887.51

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,975,887.51
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,700,207.69
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,275,679.82

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,275,679.82
     (vi)  Certificate Insurer Premium                                                                     31,161.79
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                   1,244,518.03

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,244,518.03
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          89,484.62
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)              1,155,033.41
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              1,155,033.41
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              8,762,000.00
                                  Purchased receivables more than 30 days delinquent                       71,341.65
                                                                                                  -------------------
                                  Total                                                                 8,833,341.65

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  132,764,857.80
                    Delinquency Ratio                                                                          6.65%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.65%
                           Delinquency Ratio for second preceding Determination Date                           5.79%
                           Delinquency Ratio for third preceding Determination Date                            3.77%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.40%           5.40%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   429,629.00
                                  Current Period Defaulted Receivables                                    532,732.35
                                                                                                  -------------------
                                  Total                                                                   962,361.35

                                  Cumulative Defaulted Receivables                                        962,361.35
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   0.81%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                          54,561.27

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                (23,034.25)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                   31,527.02
                                  Cumulative Previous Net Losses                                            1,397.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                    32,924.02
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.03%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     51.93
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       10,121,724.05
                           15% of Outstanding Certificate Balance                                                      16,869,540.09
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                         10,121,724.05

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            112,463,600.59
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              10,121,724.05
           Beginning of Period Spread Account Balance                                                   7,376,261.59
           Spread Account Deposit (Withdrawal) from Current Distributions                               1,155,033.41
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               1,590,429.05
           Earnings on Spread Account Balance                                                              29,032.57
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                8,560,327.57


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates
                                     Revised

Distribution Date                                                       10/15/97
Collection Period                                                       9/97

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Notes.
           (a)      The aggregate amount of the distribution
                    to Class A-1 Noteholders on the Distribution
                    Date set forth above                                                               $2,165,608.84

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $399,074.87

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,766,533.97

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000                                                     $26.79

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000                                                       $4.94

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 principal                                            $21.85

           (g)      The aggregate amount of the distribution
                    to Class A-2 Noteholders on the Distribution
                    Date set forth above                                                                 $327,868.20

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                      $327,868.20

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      The amount of the distribution set forth in
                    paragraph A.1. (g) above, per  $1,000                                                      $5.31

           (k)      The amount of the distribution set forth in
                    paragraph A.1. (h) above, per $1,000                                                       $0.00

           (l)      The amount of the distribution set forth in
                    paragraph A.1. (i) above, per $1,000                                                       $0.00

           (m)      The aggregate amount of the distribution to Class B
                    Noteholders on the Distribution Date set forth above                                  $79,464.41

           (n)      The amount of the distribution set forth in
                    paragraph A.1. (m) above in respect of interest                                       $32,976.67

           (o)      The amount of the distribution set forth in
                    in paragraph A.1. (m) above in respect of principal                                   $46,487.74

           (p)      The aggregate amount of the distribution to
                    Certificateholders on the Distribution Date set forth above                           $79,464.41

           (q)      The amount of the distribution set forth in
                    paragraph A.1. (p) above in respect of interest                                       $32,976.67

           (r)      The amount of the distribution set forth in
                    in paragraph A.1. (p) above in respect of principal                                   $46,487.74

           (s)      Scheduled Payments due in such Collection Period                                   $4,208,142.16

           (t)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,801,305.68

B.   Information Regarding the Performance of the Trust.
     1     Pool,  Note and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $148,627,244.56

           (b)      The aggregate  principal  amount of the Securities as of the close of  business  on the last day set forth  above,  after giving effect to payments
                    allocated to principal in paragraph A.1.(c),(i),(o),(r) above                    $145,746,385.47

           (c)      Aggregate  principal  amount  of  Notes  as of the  close of business  on the  last day set  forth  above,  after  giving effect
                    to payments allocated to principal in paragraph A.1.(c),(i),(o) above            $140,665,921.54

           (d)      The Note Pool Factor as of the close of business
                    on the last day set forth above                                                        0.9464343

           (e)      Aggregate  principal  amount of Certificates as of the close of business on the last day set forth  above,  after  giving effect
                    to payments allocated to principal in paragraph A.1.(r) above                      $3,669,193.37

           (f)      The Certificate Pool Factor as of the close of business
                    on the last day set forth above                                                        0.0246872

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $260,162.99

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,431.36

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000                                                        $3.22

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000                                                        $0.09

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                 20
                           Aggregate Purchase Amount                                                     $203,427.92

     3     Payment Shortfalls.
           (a)      The  amount of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The  amount of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                                                   $0.00

           (c)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payments set forth in
                    paragraph A.1.(c),(i) above                                                                $0.00

           (d)      The  amount  of the  Class B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (n) above                                                                   $0.00

           (e)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (o) above                                                                   $0.00

           (f)      The amount of the Certificate  Interest Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (q) above                                                                   $0.00

           (g)      The amount of the Certificate  Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (r) above                                                                   $0.00

     4     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $12,187,746.51
                           Spread Account Balance                                                      $5,277,143.15

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $968,482.61

     5     Policy
           (a)      The amount paid to the Noteholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Note
                    Insurer on such Distribution Date                                                     $40,369.00

     6     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                308
                           Aggregate Gross Amount                                                      $4,498,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                 91
                           Aggregate Gross Amount                                                      $1,251,000.00

     7     Performance Triggers
           (a)      Delinquency Ratio                                                                          3.47%

           (b)      Average Delinquency Ratio                                                                  2.84%

           (c)      Cumulative Default Ratio                                                                   0.09%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,354,263.61
     Lock Box NSF Items:                                                                                  (31,801.01)
     Total Collection Proceeds:                                                                         4,322,462.60
     For Distribution Date:                                                                                 10/15/97
     For Determination Date:                                                                                 10/8/97
     For Collection Period:                                                                                     9/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                121,542,427.56
           Beginning Principal Balance of Subsequent Receivables Transfered                            27,084,817.00
                                                                                                  -------------------
           Aggregate Beginning Principal Balance                                                      148,627,244.56
                                  Principal portion of payments collected (non-prepayments)                             1,338,352.52
                                  Prepayments in full allocable to principal                                              317,729.00
                           Collections allocable to principal                                           1,656,081.52
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                        203,427.92
                                                                                                  -------------------
                    Total Principal                                                                     1,859,509.44

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   146,767,735.12

           Prefunding
                    Original Amount in Prefunding Account                                              27,084,817.00
                    Subsequent Loans Sold to the Trust                                                 27,084,817.00
                    Balance of Prefunding Account                                                               0.00



           Interest
                           Collections allocable to interest                                            2,462,953.16
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      2,462,953.16

     Note & Certificate Information
           Beginning of Period Class A-1 Principal Balance                                             78,506,532.70
           Beginning of Period Class A-2 Principal Balance                                             61,668,000.00
           Beginning of Period Class B Principal Balance                                                3,715,681.11
           Beginning of Period Certificate Balance                                                      3,715,681.11

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,308,660.54
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           12,450.92
           Scheduled Payments due in Collection Period                                                  4,208,142.16
           Scheduled Payments collected in Collection Period                                            3,801,305.68
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Note Insurer (non-Premium)                                        0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              308     4,498,000.00
           60+ days delinquent                                                                                   91     1,251,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                 20       203,427.92

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,749,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                         203,427.92
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                          83,224.62
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           2.22%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Cumulative Defaults for preceding Determination Date                                            47,471.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Does a Trigger Event Exist?                                                                             N
           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Requisite Reserve Amount
           Weighted Average of the Interest Rates and Pass-Through Rates                                     6.4461%
           minus 2.5%                                                                                          2.50%
                                                                                                  -------------------
                                                                                                             3.9461%
           divided by 360                                                                                    0.0110%
           times the prefunded amount                                                                           0.00
           times the number of days outstanding in prefunding period (8/19 - 9/11)                             23.00
                                                                                                  -------------------
           Requisite Reserve Amount                                                                             0.00
           Amount in Interest Reserve Account                                                                   0.00
           Excess in Interest Reserve Account                                                                   0.00

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             4,119,034.68
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                               203,427.92
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Interest Reserve Account                                        0.00
                           Investment earnings from Prefunding Account                                     37,778.44
                           Investment earnings from Interest Reserve Account                                  496.32
                           Investment earnings from Collection Account                                     13,362.51
                                                                                                  -------------------
           Total Distribution Amount                                                                    4,374,099.87

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,338,352.52
                           Prepayments in full allocable to principal                                     317,729.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                        203,427.92
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,859,509.44

           Class A Target Amount
                       90%                                                                                       90%
                    times Aggregate Principal Balance of Receivables                                  146,767,735.12
                                                                                                  -------------------
                                                                                                      132,090,961.61

           Class A Noteholders' Percentage
                    After the Target Payment Date?                                                                No
                    Will the Class A-2 Notes be reduced to 0?                                                     No
                    On or Prior to Target Payment Date                                                         95.0%
                    After Target Payment Date, before Payment Date when A-2 reduced to 0                       91.0%
                    On Payment Date when Class A-2 Notes will be reduced to 0                                  89.2%
                                                                                                  -------------------
                                                                                                               95.0%

           Class A Noteholders' Principal Distributable Amount
                    Principal Distributable Amount                                                      1,859,509.44
                    Times Class A Noteholders' Percentage                                                        95%
                                                                                                  -------------------
                                                                                                        1,766,533.97
                    Note Insurer Optional Deposit: Class A Prin Distributable Amt.                              0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,766,533.97

           Class A-1 Noteholders' Interest Distributable Amount
                    Beginning of Period Principal Balance of the Notes                                 78,506,532.70
                    Multiplied by the Note Rate                                                                6.10%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 399,074.87

           Class A-2 Noteholders' Interest Distributable Amount
                    Beginning of Period Principal Balance of the Notes                                 61,668,000.00
                    Multiplied by the Note Rate                                                                6.38%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 327,868.20

           Class B Noteholders Principal Distributable Amount
                    Principal Distributable Amount                                                      1,859,509.44
                    Times Class B Percentage                                                                    2.5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 46,487.74

           Certificate Principal Distributable Amount
                    Principal Distributable Amount                                                      1,859,509.44
                    Times Certificate Percentage                                                                2.5%
                                                                                                  -------------------
                    Certificate Principal Distributable Amount                                             46,487.74


           Class B Noteholders' Interest Amount
                    Beginning of Period Principal Balance of the Notes                                  3,715,681.11
                    Multiplied by Note Pass-Through Rate                                                      10.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         32,976.67

           Certificateholders' Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,715,681.11
                    Multiplied by Pass-Through Rate                                                           10.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Certificateholders' Interest Amount                                                    32,976.67


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                 Use          Source    act distributed     Source
                                                                                 ---          ------    ---------------     ------

(i)      Standby Fee                                                            7,431.36   4,374,099.87      7,431.36   4,374,099.87
         Servicing Fee (2.0%)                                                 247,712.07   4,366,668.51    247,712.07           0.00
         Additional Servicing Fee Amounts                                      12,450.92   4,118,956.44     12,450.92           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00   4,106,505.52          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00   4,106,505.52          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00   4,106,505.52          0.00
(iii)    Indenture Trustee Fee                                                  1,230.05   4,106,505.52      1,230.05
         Indenture Trustee's out-of-pocket expenses                                 0.00   4,105,275.47          0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                 0.00   4,105,275.47          0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                            0.00   4,105,275.47          0.00
          prior Collection Periods
         Owner Trustee Fee                                                          0.00   4,105,275.47          0.00
         Owner Trustee's out-of-pocket expenses                                     0.00   4,105,275.47          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                     0.00   4,105,275.47          0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                 0.00   4,105,275.47          0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                   1,230.05   4,105,275.47      1,230.05
         Collateral Agent Expenses                                                  0.00   4,104,045.42          0.00
         Unpaid Collateral Agent  Fee from prior                                    0.00   4,104,045.42          0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from                                      0.00   4,104,045.42          0.00
          prior Collection Periods
(v)  (A) Class A-1 Interest  Distributable Amount - Current Month             399,074.87
         Prior  Month(s)  Class  A-1  Interest  Carryover                           0.00
         Shortfall Class A-1 Interest  Carryover  Shortfall                         0.00
         Interest  on  Interest  Carryover  from  Prior  Months                     0.00
         Current Month Class A-1 Interest Carryover Shortfall                       0.00
         Class A-1 Interest Distributable Amount                              399,074.87   4,104,045.42    399,074.87
     (B) Class A-2 Interest Distributable Amount - Current Month              327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Carryover Shortfall                                     0.00
         Interest on Interest Carryover from Prior Months                           0.00
         Current Month Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Distributable Amount                              327,868.20   3,704,970.55    327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                    32,976.67
         Class B Note Interest Carryover Shortfall -                                0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                         0.00
          Previous Month(s)
         Interest on B Interest Carryover from Prior Months                         0.00
         Current Month Class B Interest Shortfall                                   0.00
         Adjusted Class B Note Interest Distributable Amount                   32,976.67   3,377,102.35     32,976.67
     (B) Certificate Interest - Unadjusted                                     32,976.67
         Certificate Interest Carryover Shortfall -                                 0.00
          Previous Month(s)
         Interest on Certificate Interest Shortfall -                               0.00
          Previous Month(s)
         Interest on Certificate Interest Carryover from                            0.00
          Prior Months
         Current Month Certificate Interest Shortfall                               0.00
         Adjusted Certificate Interest Distributable Amount                    32,976.67   3,344,125.68     32,976.67
(vii)    Class A Principal Distributable Amount -                           1,766,533.97
          Current Month
         Class A Principal Carryover Shortfall -                                    0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                                  0.00
         Withdrawl from Spread Account to Cover                                     0.00
          Shortfall
         Class A Principal Distribution Amount to                           1,766,533.97   3,311,149.01  1,766,533.97           0.00
          Class A-1
         Class A Principal Distribution Amount to                                   0.00   1,544,615.04          0.00           0.00
          Class A-2
(viii)   Note Insurer Premium                                                  40,369.00   1,544,615.04     40,369.00
         Note Insurer Premium Supplement                                            0.00   1,504,246.04          0.00
         Other Reimbursement Obligations to Note Insurer                            0.00   1,504,246.04          0.00
(ix)     Transition Expenses to successor Servicer                                  0.00   1,504,246.04          0.00
(x)      Class B Principal Distributable Amount -                              46,487.74
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                                    0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                                  0.00
         Adjusted Class B Principal Distributable Amount                       46,487.74   1,504,246.04     46,487.74
         Certificate Principal Distributable Amount -                          46,487.74
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                                0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                              0.00
         Adjusted Certificate Principal Distributable Amount                   46,487.74   1,457,758.30     46,487.74
(xi)     Until the Target Payment Date, remaining amount to                 1,411,270.56   1,411,270.56  1,411,270.56
          Class A Noteholders
         Amount to Class A-1 Noteholders                                    1,411,270.56           0.00          0.00
         Amount to Class A-2 Noteholders                                            0.00
(xii)    After an Event of Default, Certificateholders'                             0.00
          Int. Dist. Amount
(xiii)   After an Event of Default, Certificateholders'                             0.00
          Prin. Dist. Amount
(xiv)    After the Target Pmt. Date, remaining amount into                          0.00
          Spread Acct.

     Securities Balance
           Class A-1 Beginning of Period Principal Amount                                              78,506,532.70
                    Class A-1 Principal Distributions                                                   1,766,533.97
           Class A-1 End of Period Principal Amount (prior to turbo)                                   76,739,998.73
                    Additional Principal Distribution                                                   1,411,270.56
           Class A-1 End of Period Principal Amount                                                    75,328,728.17

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 3,715,681.11
                    Class B Principal Distributable Amount                                                 46,487.74
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   3,669,193.37
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    3,669,193.37

           Certificate Beginning of Period Principal Amount                                             3,715,681.11
                    Certificate Principal Distributable Amount                                             46,487.74
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               3,669,193.37
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                3,669,193.37
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,749,000.00
                                  Purchased receivables more than 30 days delinquent                      203,427.92
                                                                                                  -------------------
                                  Total                                                                 5,952,427.92

                           Aggregate Gross Principal  Balance as of the close of                      171,731,469.33
                                  business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          3.47%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                3.47%
                           Delinquency Ratio for second preceding Determination Date                           2.22%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  2.84%           1.90%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                    47,471.00
                                  Current Period Defaulted Receivables                                     83,224.62
                                                                                                  -------------------
                                  Total                                                                   130,695.62

                                  Cumulative Defaulted Receivables                                        130,695.62
                                  Original Pool Balance                                               150,000,000.00

                    Cumulative Default Ratio                                                                   0.09%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               150,000,000.00

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     54.46
           Weighted Average Annual Percentage Rate                                                            20.41%
     Spread Account
           OC Percent
                           Aggregate Principal Balance                                                146,767,735.12
                           minus the Securities Balance                                               145,746,385.47
                                                                                                  -------------------
                                                                                                        1,021,349.65
                           divided by the Aggregate Principal Balance                                          0.70%

           Floor OC Percent
                    Aggregate Principal Balance                                                       146,767,735.12
                    minus the Securities Balance                                                      145,746,385.47
                                                                                                  -------------------
                                                                                                        1,021,349.65
                    divided by the initial Aggregate Principal Balance                                122,915,183.00
                                                                                                  -------------------
                                                                                                               0.83%

           Floor Amount
                    greater of
                        (a)$100,000                                                                                       100,000.00
                        (b)the lesser of
                           (i) Securities Balance                                                                     145,746,385.47
                           (ii) the sum of
                               (A)2% of the sum of                                                                             2.00%
                                  (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                  (II)  balance of all Subsequent Receivables                                          27,084,817.00
                                                                                                                     ---------------
                                                                                                                        3,000,000.00
                               (B)the product of
                                  (I)  excess  of 1% over the  Floor OC  Percent                                               0.17%
                                  (II) initial Aggregate Principal Balance                                            122,915,183.00
                                                                                                                     ---------------
                                                                                                                          207,802.18
                    Floor Amount                                                                        3,207,802.18

           Requisite Amount
                           the greater of
                               (1)the Floor Amount                                                                      3,207,802.18
                               (2)the product of:
                                  if no Trigger Event, 9% minus the OC Percent                                                  8.3%
                                  if a Trigger Event, 15% minus the OC Percent                                                 14.3%
                                  if a Portfolio Performance Event of Default, 30% minus the OC Percent                        29.3%
                                  if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                  8%
                                  times the Aggregate Principal Balance                               146,767,735.12
                                                                                                  -------------------
                                                                                                       12,187,746.51
                           Requisite Amount                                                            12,187,746.51

                           Does a Trigger Event exist?                                                                             N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

           Required Spread Account Amount                                                              12,187,746.51
           Beginning of Period Spread Account Balance                                                   4,308,660.54
           Additional Deposit for Subsequent Receivables Transfer                                         947,968.42
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               7,879,085.97
           Earnings on Spread Account Balance                                                              20,514.19
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,277,143.15


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President



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